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                                                                   Exhibit 10.21

                           ADM TRONICS UNLIMITED, INC.
                        AND ITS MAJORITY-OWNED SUBSIDIARY
                            IVIVI TECHNOLOGIES, INC.

  UNSECURED 6% JOINT AND SEVERAL CONVERTIBLE PROMISSORY NOTE AND CLASS A COMMON
                                 STOCK WARRANTS

                             SUBSCRIPTION AGREEMENT

                                                                 ______ __, 2005

[INVESTOR NAME]

Ladies and Gentlemen:

ADM Tronics Unlimited, Inc. ("ADM"), a Delaware corporation and Ivivi Technologies, Inc. ("IVIVI"), a New Jersey corporation, hereby confirm their agreement with _________ (the "PURCHASER") and Maxim Group LLC ("MAXIM"), acting as broker in the transactions contemplated herein, as set forth below. ADM and Ivivi shall be collectively referred to herein as the "COMPANY."

          1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchaser an aggregate of: (i) $______ principal amount unsecured 6% joint and several convertible promissory note ("NOTE"); ________ Class A Warrants of ADM (the "ADM WARRANTS"); and ____ Class A Warrants of Ivivi (the "IVIVI WARRANTS"). The Note shall be convertible into either shares of ADM common stock, $0.0005 par value per share ("ADM COMMON STOCK"), or Ivivi common stock, no par value per share ("IVIVI COMMON STOCK"), as the case may be, in accordance with the terms of the Note attached hereto as Exhibit A. The ADM Warrants are exercisable into shares of ADM's Common Stock and the Ivivi Warrants are exercisable into shares of Ivivi Common Stock, each in accordance with the respective terms of the ADM Warrant attached hereto as Exhibit B and the Ivivi Warrant attached hereto as Exhibit C.

          The Note, ADM Warrants, Ivivi Warrants and the securities issuable upon the exercise or conversion of each of the foregoing, as the case may be, are sometimes herein collectively referred to as the "SECURITIES." This Agreement, the Note, the ADM Warrant and the Ivivi Warrant are sometimes herein collectively referred to as the "TRANSACTION DOCUMENTS."

          The Securities will be offered and sold to the Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

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          In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Purchaser and the Purchaser has reviewed ADM's periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). These reports, forms, schedules, statements, documents, filings and amendments, are collectively referred to as the "DISCLOSURE DOCUMENTS." All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

          2. Representations and Warranties of the Company. ADM and Ivivi, jointly and severally, hereby represent, warrant, covenant and agree with and to Purchaser as follows:

     (a) ADM has been validly formed and legally exists as a corporation in good standing under the laws of the State of Delaware and Ivivi has been validly formed and legally exists as a corporation in good standing under the laws of the State of New Jersey. Each of ADM and Ivivi have full corporate power and authority to conduct their businesses as currently conducted, and are in good standing in each jurisdiction in which the conduct of their businesses or the nature of their properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of either ADM or Ivivi or any other Subsidiary (as defined below) of ADM, each taken as a whole (a "MATERIAL ADVERSE EFFECT"). As of the date hereof, ADM does not have, directly or indirectly, any subsidiaries other than Ivivi or as disclosed in the Company's filings with the SEC (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). Except for Sonotron Medical Systems, Inc., each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. 75.7% of the issued and outstanding capital stock of Ivivi is owned by ADM, and, except as set forth on Schedule 2(a), all of the issued and outstanding capital stock of each other Subsidiary is owned by ADM, free and clear of any liens, and each of such shares of capital stock has been duly authorized and validly issued, and is non-assessable.

     (b) The authorized capital stock of ADM consists of 155,000,000 shares of capital stock, of which: (i) 150,000,000 are classified as ADM Common Stock, par value $0.0005 per share, and (ii) 5,000,000 are classified as "blank check" preferred stock, par value $0.0005 per share. As of the date hereof and as of the Closing Date (except for issuances contemplated by this Agreement), 51,882,037 shares of ADM Common Stock, no shares of preferred stock and no other shares of capital stock of ADM are or will be issued and outstanding, and all such shares of capital stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The authorized capital stock of Ivivi consists of 10,000,000 shares of Ivivi Common Stock, no par value per share. As of the date

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hereof and as of the date on which the Securites are fully paid for by Purchaser
("CLOSING DATE") (except for the issuances contemplated by this Agreement), 2,641,000 shares of Ivivi Common Stock are or will be issued and outstanding, and all such shares of common stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

     (c) This Agreement has been duly authorized, executed and delivered by each of ADM and Ivivi and constitutes the legal, valid and binding obligation of ADM and Ivivi, enforceable against ADM and Ivivi in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and except further as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

     (d) None of the Subscription Agreement, Note, ADM Warrant, Ivivi Warrant, or other documents required in connection with the sale of Securities hereunder (collectively, the "SUBSCRIPTION DOCUMENTS"), nor any of the Disclosure Documents contain or will contain any untrue statement of a material fact, and the Disclosure Documents will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. If, at any time before the Closing Date, there should be any change which would cause the Disclosure Documents not to comply with this Section 2(d), the Company will promptly advise Purchaser thereof and make any necessary corrective filings with the SEC and prepare and furnish Purchaser with copies of such supplements or amendments to the Subscription Documents as will cause the Subscription Documents, as so supplemented or amended, to comply with this Section 2(d).

     (e) The issuance, sale and delivery of Securities have been duly authorized by all requisite corporate action of the ADM and Ivivi. When so issued, sold and delivered in accordance with the terms hereof, the Transaction Documents will be duly executed, issued and delivered and will constitute valid and legal obligations of ADM and Ivivi enforceable in accordance with their respective terms and, in each case, will not be subject to preemptive or other similar rights, shall be free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS"). ADM and Ivivi will, at all times while the Notes, ADM Warrants, Ivivi Warrants and Agent Warrants (as defined herein) are outstanding, maintain an adequate reserve of duly authorized shares of common stock equal to the number of shares of common stock issuable upon conversion in full of the securities underlying the Notes, ADM Warrants, Ivivi Warrants and Agent Warrants (as defined herein) and in payment of interest thereon. The shares of ADM Common Stock or Ivivi Common Stock, as the case may be, when issued in accordance with the Notes, ADM Warrants, Ivivi Warrants or Agent Warrants (as defined herein), as the case may be, and upon receipt by ADM or Ivivi, as the case may be, of the consideration set forth therein, shall have been duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens

     (f) The execution, delivery and performance of this Agreement and all other documents to be entered into by the Company, and the consummation of the transactions contemplated hereby and thereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the

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Company and do not and will not: (i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the Certificate or Articles of Incorporation, Bylaws or other governing documents of either ADM, Ivivi or any of the Subsidiaries, (ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) violate, constitute, or result in, a default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which ADM, Ivivi or any of the Subsidiaries is or will be a party or by which ADM, Ivivi, any of the Subsidiaries or any of their respective properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over ADM, Ivivi or any of the Subsidiaries or their respective activities or properties.

     (g) Neither ADM, Ivivi nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person (as defined herein) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of: (i) one or more registration statements with the SEC meeting the requirements set forth in this Agreement and covering the resale of the shares of common stock of either ADM or Ivivi, as the case may be, (ii) the applications to a securities exchange, market or other quotation system for the listing therewith of the ADM or Ivivi Common Stock, as the case may be, (iii) applicable blue sky filings and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(v) of this Section are, collectively, the "REQUIRED APPROVALS"). A "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     (h) Except as specifically disclosed in ADM's Form 10-KSB or as otherwise disclosed on Schedule 2(h) attached hereto, neither ADM, Ivivi nor any
Subsidiary: (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by ADM, Ivivi or any Subsidiary under), nor has ADM, Ivivi or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any law, statute, rule, regulation, ordinance, directive, judgement or decree of any governmental authority, foreign and domestic, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above as has not been waived pursuant to an effective waiver.

     (i) The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, shall also

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be referred to and included as part of the Disclosure Documents); on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Reports is currently required to be updated or amended under applicable law (except for such statements as have been amended or updated by subsequent SEC Reports prior to the date of this Subscription Agreement). All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (except as may be otherwise specified in such financial statements or the notes thereto), and fairly present, in all material respects the financial position of ADM and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since September 30, 2004, except as specified in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice, (y) liabilities incurred in connection with the sale of securities in the 2004 Private Offering (as defined herein), and (z) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of ADM or Ivivi, (iii) the Company has not altered its method of accounting or the identity of its auditors and (iv) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of common stock.

     (j) Except as disclosed in the Disclosure Documents, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which ADM, Ivivi or any Subsidiary is a party or of which any property, operations or assets of ADM, Ivivi or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to ADM, Ivivi or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. To the best of ADM's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated, and the defense of all such proceedings, litigation and arbitration against or involving ADM, Ivivi or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

     (k) ADM, Ivivi and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that:
(i) transactions are executed in

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accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (l) Except in connection with the Company's private offering completed in December 2004 ("2004 PRIVATE OFFERING") pursuant to which the Company raised gross proceeds of $3,637,500 through the sale of securities substantially similar to the securities being sold herein, neither ADM, Ivivi nor any of their affiliates (within the meaning of Rule 144 under the Securities Act) (collectively, "AFFILIATES") has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Act with the offer and sale of the Securities pursuant to this Agreement.

     (m) Except in connection with the 2004 Private Offering, neither ADM nor Ivivi has granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of ADM or Ivivi registered with the SEC or any other governmental authority which has not been satisfied. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

     (n) Neither the Company nor any of its respective directors, officers, employees, agents or representatives ("COMPANY REPRESENTATIVES") has taken or will take any action which has caused or may cause the sale of Securities contemplated in this Agreement not to qualify for exemption from the registration requirements of the Act or of United States federal, state or other securities or other laws. In connection with the sale of Securities hereunder, neither the Company nor the Company Representatives shall offer or cause to be offered the Securities by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D. The Company and the Company Representatives have not taken and shall not take any action (except for actions contemplated by the Transaction Documents and the 2004 Private Offering) that would cause the sale of securities hereunder to be integrated with other transactions under Rule 502(a) of Regulation D.

     (o) No relationship, direct or indirect, exists between or among any of ADM, Ivivi or any Affiliate of them, on the one hand, and any director, officer, shareholder, customer or supplier of ADM, Ivivi or any Affiliate of them, on the other hand, which is required by the Act or the Exchange Act to be described in the Disclosure Documents which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by ADM or Ivivi to or for the benefit of any of the officers or directors of ADM or Ivivi or any of their respective family members, except as disclosed in the Disclosure Documents. Neither ADM nor Ivivi has, in violation of the Sarbanes-Oxley Act of 2002 ("SARB-OX"), directly or indirectly, including through a Subsidiary (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of ADM or Ivivi.

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     (p) ADM is in material compliance with the provisions of Sarb-Ox and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by NASDAQ or any other governmental or self regulatory entity or agency that are applicable to an entity, the securities of which are traded on the OTC Bulletin Board, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

     (q) Neither ADM nor Ivivi has taken and will not, in violation of applicable law, take any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Securities.

     (r) Each of ADM and Ivivi (both before and after giving effect to the transactions contemplated by the Transaction Documents) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured), and currently ADM and Ivivi has no information that would lead it to reasonably conclude that ADM or Ivivi would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

     (s) ADM, Ivivi and/or the Subsidiaries maintain insurance in such amounts and covering such risks as they reasonably consider adequate for the conduct of their businesses and the value of their properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect. There are no claims by ADM, Ivivi or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. ADM reasonably believes that it (or Ivivi or the Subsidiaries, as applicable) will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the businesses, except for such failure to renew which, singly or in the aggregate, would not have a Material Adverse Effect.

     (t) ADM, Ivivi and each Subsidiary owns or leases all such properties as are necessary to the conduct of their businesses as presently operated and as proposed to be operated. ADM, Ivivi and each Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens and encumbrances, except such as do not (individually or in the aggregate) materially affect the business or prospects of ADM, Ivivi or any of the Subsidiaries. Any real property and buildings held under lease or sublease by ADM, Ivivi and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by ADM, Ivivi and the Subsidiaries. Neither ADM, Ivivi nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by ADM, Ivivi or any Subsidiary.

     (u) ADM, Ivivi and each Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations,

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service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses as being conducted and as described in the Disclosure Documents, and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of ADM's knowledge, all material technical information developed by and belonging to ADM, Ivivi or any Subsidiary which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the applicable entity. Neither ADM, Ivivi nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of ADM, Ivivi or any Subsidiary or those products and services described in the Disclosure Documents. To ADM's knowledge, after due investigation, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to ADM's knowledge, threatened action, suit, proceeding or claim by others challenging ADM's, Ivivi's or any Subsidiary's rights in or to any such Intellectual Property, and ADM is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or, to ADM's knowledge, threatened action, suit, proceeding or claim by others that ADM, Ivivi or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and ADM is unaware of any other fact which would form a reasonable basis for any such claim.

     (v) Except as disclosed in the Disclosure Documents, and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect:

          (i) ADM and each of its Subsidiaries (including Ivivi) are, and have been, in compliance with all Environmental Laws (as defined below), and neither ADM nor any of its Subsidiaries (including Ivivi) has received any:
     (A) communication that alleges that the Company or any such Subsidiary is in violation of, or has liability under, any Environmental Law, (B) written request for information pursuant to any Environmental Law, or (C) notice regarding any requirement that is proposed for adoption or implementation under any Environmental Law and that would be applicable to the operations of the Company or any of its Subsidiaries;

          (ii) (A) the Company and each of its Subsidiaries have obtained and are in compliance with all material permits, licenses and governmental authorizations pursuant to all Environmental Laws (collectively, "ENVIRONMENTAL PERMITS") necessary for their operations as currently conducted, (B) all such Environmental Permits are valid and in good standing, and (C) neither the Company nor any of its Subsidiaries has been advised by any governmental entity or authority of any actual or potential change in the status or terms and conditions of any Environmental Permit;

          (iii) there are no Environmental Claims pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries;

          (iv) there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any person whose liabilities for such Environmental Claims the Company or any of its Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law; and

          (v) (A) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any Environmental Claim against the Company or any Subsidiary, and (B) to the knowledge of the Company, no Environmental Claims are pending against any person or entity whose liabilities for such Environmental Claims the Company or any Company Subsidiary has, or may have, retained or assumed, either contractually or by operation of law.

     As used in this Agreement, the terms: (A) "ENVIRONMENTAL CLAIM" means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, investigations, proceedings or notices of violation by or from any person or entity alleging liability of whatever kind or nature arising out of, based on or resulting from (y) the presence or release of, or exposure to, any Hazardous Materials at any location; or (z) the failure to comply with any Environmental Law; (B) "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees, judgments, legally binding agreements or Environmental Permits issued, promulgated or entered into by or with any governmental entity or authority, relating to pollution, natural resources or protection of endangered or threatened species, human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata); (C) "HAZARDOUS MATERIALS" means
(y) any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls; and (z) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated under any Environmental Law; and (D) "RELEASE" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

     (w) Each of ADM, Ivivi and the Subsidiaries has accurately prepared and timely filed (or filed within any applicable extensions) all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which ADM, Ivivi or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of ADM, Ivivi any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of ADM's knowledge, threatened. The accruals and reserves on the books and records of ADM, Ivivi and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the ADM's most recent audited financial statements, ADM, Ivivi and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of ADM, Ivivi or any Subsidiary.

     (x) Neither ADM, Ivivi nor any Subsidiary has, nor any director, officer, agent, employee or other person acting on behalf of ADM, Ivivi or any Subsidiary has in the course of his actions for or on behalf of ADM or Ivivi, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, ADM, Ivivi and the Subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     (y) No labor disturbance by the employees of ADM, Ivivi or any Subsidiary currently exists or, to the best of the ADM's knowledge, is likely to occur.

     (z) The Company has not offered the Securities to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

     (aa) The Company will not offer the Securities for sale hereunder on the basis of any communications or documents relating the Securities except the Transaction Documents and documents described or referred to therein.

     (bb) Neither ADM, Ivivi nor any Subsidiary is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the proceeds from the sale of Securities hereunder, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

     (cc) Neither ADM, Ivivi nor any Subsidiaries: (i) is or will become a Person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (ii) knowingly engages or will knowingly engage in any dealings or transactions, or be otherwise knowingly associated, with any such person. Neither ADM, Ivivi nor any Subsidiaries is or will be in violation of the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).

     (dd) Weinick Sanders Leventhal & Co., LLP, who expressed their opinion with respect to the consolidated financial statements from the ADM's Annual Report on Form 10-KSB from the year ended March 31, 2004, have advised ADM that they are, and to the best knowledge of ADM they are, independent accountants as required by the Securities Act and the rules and regulations promulgated therunder.

     (ee) Each of ADM and Ivivi are currently eligible to file a registration statement with the SEC on Form SB-2 under the Securities Act. There exists no fact or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the applicable ADM Securities within the time periods referred to herein.

          3. Purchase, Sale and Delivery of the Securities; Maxim Fees. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and Purchaser agrees to purchase from the Company the Note, ADM Warrants and Ivivi Warrants in the amounts shown on the signature page hereto. In connection with the purchase and sale of the Securities, Maxim will be entitled to receive: (i) a cash commission of 8.0% of the principal amount of Notes sold herein ("CASH COMMISSION"), (ii) a non-accountable expense allowance of 3.0% of the principal amount of Notes sold herein ("NON-ACCOUNTABLE EXPENSE ALLOWANCE"); (iii) a warrant (the "AGENT WARRANT I") to purchase such number of shares of ADM Common Stock, equal to 8.0% of the aggregate number of shares of ADM Common Stock into which the Notes sold herein are convertible, at 100% of ADMT Valuation Price, subject to certain anti-dilution protection, exercisable from January 1, 2005 through December 31, 2009; (iv) a warrant (the "AGENT WARRANT II") to purchase such number of shares of Ivivi Common Stock, equal to 8.0% of the aggregate number of shares of Ivivi Common Stock into which the Notes sold herein are convertible, at 100% of the Conversion Price ("EXERCISE PRICE II"), (v) a warrant (the "AGENT WARRANT III") to purchase such number of shares of ADM Common Stock, equal to 8.0% of the aggregate number of shares of ADM Common Stock into which the ADM Warrants issued herein are exercisable, at 100% of the ADMT Valuation Price ("EXERCISE PRICE III"), together with the surrender of a proportionate number of Agent Warrant IV's to the Company for no consideration; (vi) a warrant (the "AGENT WARRANT IV") to purchase such number of shares of Ivivi Common Stock, equal to 8.0% of the aggregate number of shares of Ivivi Common Stock into which the Ivivi Warrants issued herein are exercisable, at 100% of the Ivivi Warrant Exercise Price ("EXERCISE PRICE IV"), together with the surrender of a proportionate number of Agent Warrant III's to the Company for no consideration, subject to certain anti-dilution protection, which shall expire on June 30, 2005. Agent Warrant I, Agent Warrant II, Agent Warrant III and Agent Warrant IV shall collectively be referred to herein as the "AGENT WARRANTS."

          The closing of the transactions described herein (the "CLOSING") shall take place at a time and on a date (the "CLOSING DATE") to be specified by the parties, which will be no later than 5:00 p.m. (eastern time) on February 10, 2005. On the Closing Date, the Company shall deliver: (a) Notes in definitive form in the principal amount the Purchaser has agreed to purchase, as well as the ADM Warrants and Ivivi Warrants in definitive form, in the names and amounts set forth on the signature page hereto, (b) to Maxim the Cash Commision and the Non-Accountable Expense Allowance by wire transfer of immediately available funds to an account of Maxim designated by it in writing, (c) to Maxim the Agent Warrants, (d) the legal fees of

$15,000 payable to Ellenoff Grossman & Schole LLP ("EGS") by wire transfer of immediately available funds to an account of EGS designated by it in writing,
(e) the Subscription Agreement executed on behalf of the Company, and (f) the opinion of counsel to the Company in the form attached hereto as Exhibit D. On the Closing Date, Purchaser shall deliver (i) $_____ by wire transfer of immediately available funds to an account previously designated in writing, and
(ii) the Subscription Agreement duly executed on behalf of the Purchaser. The Closing will occur when all documents and instruments necessary or appropriate to effect the transactions contemplated above are exchanged by the parties and all actions taken at the Closing will be deemed to be taken simultaneously.

          4. Certain Additional Covenants of the Company. ADM and Ivivi, jointly and severally, hereby covenant and agree with Purchaser as follows:

               (a) None of the proceeds of the Notes will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.

               (b) The Company shall: (i) issue a press release accurately describing and disclosing the transactions contemplated hereby on the Closing Date, (ii) file with the SEC a report on Form 8-K or Form 10-QSB disclosing the transactions contemplated hereby within four (4) business days after the Closing Date, and (iii) timely file a Form D (or equivalent form required by applicable state law) if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to Purchaser promptly after such filing.

               (c) So long as Purchaser owns any of the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time while Purchaser owns any of the Securities, the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) promulgated under the Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the ADM Common Stock or the Ivivi Common Stock, as the case may be, without registration under the Exchange Act under Rule 144 promulgated under the Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

               (d) The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of common stock which are issuable upon conversion of the Notes, in connection with the payment of interest on the Notes, upon exercise of the ADM Warrants, upon exercise of the Ivivi Warrants and upon exercise of the Agent Warrants.

               (e) The Company shall promptly seek the listing of all common stock issuable upon the exercise or conversion, as the case may be, of the Notes, ADM Warrants, Ivivi Warrants and Agent Warrants, as such shares are issued on the securities exchange, market or other quotation system on which the common stock is then listed or traded and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. Once listed, the Company shall use commercially reasonable efforts to maintain the common stock's authorization for listing on a securities exchange, market or other quotation system on which the common stock is then listed or traded. The Company shall promptly provide to Purchaser copies of any notices it receives from a securities exchange, market or other quotation system on which the common stock is then listed or traded regarding the continued eligibility of the common stock for listing on such a securities exchange, market or other quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

               (f) Each of the Company and Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of and after the Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

               (g) The Company acknowledges that the issuance of common stock will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of common stock in accordance with the terms of and with respect to the Notes, the ADM Warrants and the Ivivi Warrants is unconditional and absolute regardless of the effect of any such dilution.

               (h) The Company shall not intentionally perform any act that if performed, or intentionally omit to perform any act that, if omitted to be performed, would prevent or excuse the performance of the Transaction Documents or any of the transactions contemplated hereby or thereby or the benefits intended to be secured thereby by the Purchaser.

               (i) Each of ADM, Ivivi and the Subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an affiliate, except upon fair and reasonable terms under circumstances as determined by ADM or Ivivi, as applicable, in good faith, taking into account all of the facts and circumstances of such agreement or arrangement, and except for existing intercompany debt or transaction with or between ADM or Ivivi and any of the Subsidiaries and payments and benefits to officers and directors in their capacities as such in the ordinary course of business, consistent with past practices.

               (j) The Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction

Documents and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Securities.

          5. Conditions of the Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

               (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

               (b) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or any Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the Disclosure Documents.

               (c) The Purchasers shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer of the Company, to the effect of paragraphs 5(a) and (b).

               (d) The Purchasers shall have received an opinion of Lowenstein Sandler PC with respect to the authorization of the Note, the ADM Warrants, the Ivivi Warrants and the ADM Common Stock and the Ivivi Common Stock issuable upon the conversion or exercise of each of the above and other customary matters in the form attached hereto as Exhibit D.

          6. Representations and Warranties of the Purchaser.

               (a) Purchaser represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Notes, ADM Warrants, Ivivi Warrants, shares of ADM Common Stock and Ivivi Common Stock issuable upon exercise or conversion thereunder, as the case may be) are being acquired for its own account for investment and with no intention of distributing or reselling such Securities or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Securities under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Securities.

               (b) Purchaser understands that the Securities (including the Notes, ADM Warrants, Ivivi Warrants, shares of ADM Common Stock and Ivivi Common Stock issuable upon exercise or conversion thereunder, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except: (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Notes, ADM Warrants, Ivivi Warrants, shares of ADM Common Stock and Ivivi Common Stock issuable upon exercise or conversion thereunder, as the case may be):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

          The legend set forth above may be removed if and when the ADM Common Stock or the Ivivi Common Stock, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Notes, the ADM Warrants, the Ivivi Warrants, shares of ADM Common Stock and Ivivi Common Stock issuable upon exercise or conversion thereunder, as the case may be, shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Purchaser agrees that, in connection with any transfer of the Securities by it pursuant to an effective registration statement under the Securities Act, Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Notes, the ADM Warrants, the Ivivi Warrants, shares of ADM Common Stock and Ivivi Common Stock issuable upon exercise or conversion thereunder, as the case may be.

               (c) Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. Purchaser did not learn of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

               (d) Purchaser represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

               (e) Purchaser represents and warrants to the Company that: (i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

               (f) Purchaser represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, or controlling persons has taken, or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the ADM Common Stock.

               (g) Purchaser acknowledges it or its representatives have reviewed the Disclosure Documents and further acknowledges that it or its representatives have been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

               (h) Purchaser represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Transaction Documents and the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("THIRD PARTY REPORTS"). Purchaser understands and acknowledges that: (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

               (i) Purchaser understands and acknowledges that: (i) any forward-looking information included in the Disclosure Documents supplied to Purchaser by the

Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

               (j) Purchaser understands and acknowledges that: (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

          7. Covenants of Purchaser.

               (a) Purchaser, on behalf of itself and its affiliates, hereby covenant and agree not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" the securities of ADM or Ivivi, including, without limitation, shares of ADM Common Stock or Ivivi Common Stock that will be received as a result of the conversion of the Note or the exercise of either the ADM Warrants or Ivivi Warrants, as the case may be.

(b) Purchaser will negotiate in good faith with the Company and Maxim to enter into a lock-up agreement with respect to the resale of the Ivivi Common Stock underlying the Securities in connection with an initial public offering of Ivivi's Common Stock.

          8. Termination.

               (a) This Agreement may be terminated in the sole discretion of the Company by notice to Purchaser if at the Closing Date:

                    (i) the representations and warranties made by Purchaser in
Section 6 are not true and correct in all material respects; or

                    (ii) as to the Company, the sale of the Securities hereunder
(i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

               (b) This Agreement may be terminated by Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of ADM on the OTCBB shall have been suspended.

               (c) This Agreement may be terminated by mutual written consent of all parties.

          9. Registration. Subscriber shall have the registration rights set forth on Exhibit E attached hereto.

          10. Indemnification.

          (a) Each of ADM and Ivivi agrees to indemnify and hold harmless the Purchaser and Maxim, its respective officers, directors, employees, stockholders, agents, legal counsel and affiliates, and any person acting on behalf of Purchaser or Maxim, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by ADM or Ivivi to fulfill any of the terms and conditions of the Transaction Documents, or by reason of any breach of the representations and warranties made by ADM or Ivivi herein, or in any other document provided by the Company to the Purchaser. All representations, warranties and covenants of each of Purchaser and ADM and Ivivi contained herein shall survive the acceptance of this subscription.

          (b) Purchaser agrees to indemnify and hold harmless the Company and Maxim, its respective officers, directors, employees, stockholders, agents, legal counsel and affiliates, and any person acting on behalf of the Company or Maxim, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by Purchaser to fulfill any of the terms and conditions of the Transaction Documents, or by reason of any breach of the representations and warranties made by Purchaser herein, or in any other document provided by Purchaser to the Company. All representations, warranties and covenants of each of Purchaser and ADM and Ivivi contained herein shall survive the acceptance of this subscription.

          11. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing: (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser, to the address set forth for such party on the signature page hereto.

               If to the Company:

               ADM Tronics Unlimited, Inc.
               224-S Pegasus Ave.
               Northvale, New Jersey 07647
               Attn: President
               Tel: (201) 767-6040 Fax: (201) 784-0620

          or such other address as it shall have specified to the Subscriber in writing, with a copy (which shall not constitute notice) to:

               Steve Skolnick, Esq.
               Lowenstein Sandler PC
               65 Livingston Avenue
               Roseland, New Jersey 07068
               Business: (973) 597-2500
               Business Fax: (973) 597-2477

          All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day followed by overnight delivery, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

          12. Survival Clause. The respective representations, warranties, agreements and covenants of the Company and the Purchaser set forth in this Agreement shall survive the Closing Date.

          13. Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Notes, the ADM Warrants or the Ivivi Warrants, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

          14. Successors. This Agreement shall inure to the benefit of and be binding upon Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

          15. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          16. Entire Agreement. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

          17. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

          18. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

          19. Counterparts. This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20. If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchaser.

Very truly yours,
ADM Tronics Unlimited, Inc.


By:
    ---------------------------------
    Name:
          --------------------------
    Title:
           --------------------------

Ivivi Technologies, Inc.


By:
    ---------------------------------
    Name:
          --------------------------
    Title:
           --------------------------

ACCEPTED AND AGREED:


                                        Addresses for Notice to Purchaser:

                                        with copy to:

                                   Exhibit E

                               REGISTRATION RIGHTS

ADM Tronics Unlimited, Inc. and Ivivi Technologies, Inc. hereby grant to the Purchaser the following registration rights.

     1.   Definitions.

     Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between ADM Tronics Unlimited, Inc., Iviv Technologies, Inc. and the Purchaser thereto (the "SUBSCRIPTION AGREEMENT") or in the Joint Unsecured 6% Convertible Promissory Note, ADM Warrant and Ivivi Warrant, dated as of ________, ______ (together with the Subscription Agreement referred to as the "Transaction Documents"). As used herein, the following terms shall have the following meanings:

          Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

          Commission: The United States Securities and Exchange Commission.

          Common Stock: The common stock, par value $.0005 per share, of ADM Tronics Unlimited, Inc. and Ivivi Technologies, Inc., no par value per share.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          Holder or Holders: Any holder of the Registrable Securities.

          Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          Registrable Securities: The shares of common stock issuable upon conversion of the Notes, the common stock issuable upon the payment of interest of the Notes, the common stock issuable upon the exercise of ADM Warrants and the common stock issuable upon the exercise of AAN Warrants, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier.

          Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     2.   Registration Rights.

          (a) Spin Off and Demand Registration.

     Ivivi agrees to file a registration statement covering the resale of the shares of Ivivi common stock issuable upon the conversion of the Notes and payment of interest on the Notes, and the exercise of the Ivivi Warrants in conjunction with a pro rata distribution to ADM's stockholders ("SPIN OFF") or an initial public offering ("IPO") of the shares of Ivivi Common Stock. The Company will file a registration statement on Form SB-2 or other appropriate form (the "Registration Statement") with the SEC no later than sixty (60) days following the Closing Date. ADM shall use its best-efforts to have the Registration Statement declared effective by the SEC by no later than ninety
(90) days following the filing thereof. In the event that the Registration Statement has not been declared effective by the SEC on or before June 30, 2005, then the number of shares of Ivivi Common Stock issuable upon the conversion of the Notes and the exercise of the Ivivi Warrants shall be increased by two percent (2%) for each 30 day period (or partial period, as the case may be) following June 30, 2005.

     In addition, the Company shall grant to the holders of Securities a demand registration right to the effect that in the event that if, by June 30, 2005:
(i) the Spin Off or IPO is not effected, or (ii) the Registration Statement has not been declared effective by the SEC, then ADM shall register with the SEC all of the shares of ADM common stock issuable upon the conversion of the Notes and the exercise of the ADM Warrants. ADM shall use its best efforts to have such securities registered within 30 days of the demand made by the holders thereof. In the event that the registration statement covering all of such securities is not declared effective by the SEC within 90 days of the demand for registration or the registration does not remain effective for 60 consecutive days, then the number of shares of ADM Common Stock issuable upon the conversion of the Notes and the exercise of the ADM Warrants shall be increased by one percent (1%) for each 30 day period (or partial period, as the case may be) following such 90 day period. ADM covenants to maintain the effectiveness of such ADM registration statement until the third (3rd) anniversary of the date of such effectiveness.

          (b) Piggyback Registration.

          If, at any time after the Closing Date, except in connection with the Spin Off or IPO referenced in 2(a) above, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Holders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of such Holder's Registrable Securities, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered ("PIGGYBACK REGISTRATION RIGHTS").

     3.   Registration Procedures.

     In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

          (a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the "Selling Holders"), Holders' legal counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders' counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Selling Holders of at least a majority of the Registrable Securities (the "Objecting Party") shall object, pursuant to notice given to the Company prior to the filing of such amendment or supplement (the "Objection Notice"). The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five (5) Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

          (c) as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to Holders' counsel copies of all documents proposed to be filed at least three (3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

          (d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Holders' Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

          (e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

          (f) as promptly as practicable notify each Selling Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the

Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

          (h) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to Holders' legal counsel;

          (j) cooperate with the Selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository Trust Company) representing securities sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Selling Holders may request and make available prior to the effectiveness of such Registration Statement a supply of such certificates;

     Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or (ii) the Advice.

     4.   Registration Expenses.

          (a) All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

          (b) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Registrable Securities to be registered by each Holder.

     5.   Indemnification; Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

          (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

          (d) Contribution. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

     6. Transfer of Rights.

     The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

     7. Amendment

     Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.